Supplement dated October 1, 2015

to the Prospectus and Summary Prospectus dated May 1, 2015,

as supplemented May 1, 2015, for the following Fund:

COLUMBIA ACORN TRUST

Columbia Acorn USA®

Effective October 1, 2015, as anticipated on May 1, 2015, Robert A. Mohn has stepped down from his portfolio management role with Columbia Acorn USA and from his roles as Domestic Chief Investment Officer of Columbia Wanger Asset Management, LLC and Vice President of Columbia Acorn Trust. William J. Doyle will continue in his current portfolio management role with the Fund.

Accordingly, the Prospectus and Summary Prospectus for the Fund are hereby supplemented immediately by removing all references to Robert A. Mohn that appear under the headings Summary of the Fund – Fund Management and More Information About the Fund – Primary Service Providers – Portfolio Managers.

Shareholders should retain this Supplement for future reference.

SUP115_12_002_(10/15)